SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On September 21, 2015, Charter Communications, Inc. (the “Company”) held a Special Meeting of Stockholders. As of August 14, 2015, the record date for the meeting, there were 112,171,006 shares of Class A common stock of the Company issued, outstanding and eligible to vote at the meeting. At the meeting 101,801,879 shares of Class A common stock, representing approximately 90.76% of the shares, were represented in person or by proxy. The votes cast for all matters are set forth below:

Proposal No. 1:
To approve the adoption of the Agreement and Plan of Mergers, dated as of May 23, 2015 (as may be amended, the “merger agreement”), among Charter, Time Warner Cable Inc. (“TWC”), CCH I, LLC (“New Charter”), Nina Corporation I, Inc., Nina Company II, LLC (“Merger Subsidiary Two”) and Nina Company III, LLC (“Merger Subsidiary Three”), pursuant to which, among other things, (i) TWC will be merged with and into Merger Subsidiary Two, with Merger Subsidiary Two continuing as the surviving entity and a wholly owned subsidiary of New Charter and (ii) Charter will be merged with and into Merger Subsidiary Three, with Merger Subsidiary Three continuing as the surviving entity and a wholly owned subsidiary of New Charter;

This proposal was approved by the votes indicated below:

	Votes “FOR”	101,079,334
	Votes “AGAINST”	9,862
	Votes “ABSTAIN”	712,683
	Votes “FOR” excluding shares	72,240,616
	held by Liberty and its affiliates

Proposal No. 2:	To approve the issuance of Class A common stock, par value $0.001 per share, of New Charter in connection with the mergers contemplated by the merger agreement (the “TWC transactions”);

This proposal was approved by the votes indicated below:

	Votes “FOR”	101,079,315
	Votes “AGAINST”	9,877
	Votes “ABSTAIN”	712,687

Proposal No. 3:
To approve the issuance of (i) a newly created Class B common stock, par value $0.001 per share, of New Charter or Charter, as applicable, and (ii) common units and preferred units of Charter Communications Holdings, LLC (including shares of Class A common stock of New Charter or Charter, as applicable, which may be issued upon conversion or exchange of such common units or preferred units), in each case in connection with the transactions contemplated by the contribution agreement with Advance/Newhouse Partnership (“A/N”);

This proposal was approved by the votes indicated below:

	Votes “FOR”	101,034,963
	Votes “AGAINST”	54,228
	Votes “ABSTAIN”	712,688

Proposal No. 4:
To approve the stockholders agreement with A/N and Liberty Broadband Corporation (“Liberty Broadband”) (including the issuance of shares of New Charter or Charter Class A common stock to Liberty Broadband thereunder), the investment agreement with Liberty Broadband (including the issuance of New Charter Class A common stock to Liberty Broadband thereunder), the contribution agreement with Liberty Broadband and Liberty Interactive Corporation (“Liberty Interactive”) and other transactions contemplated by the merger agreement and the foregoing agreements with Liberty Broadband and Liberty Interactive, as required by Charter’s existing certificate of incorporation;

This proposal was approved by the votes indicated below:

	Votes “FOR”	101,079,365
	Votes “AGAINST”	9,755
	Votes “ABSTAIN”	712,759
	Votes “FOR” excluding shares	72,240,647
	held by Liberty and its affiliates

Proposal No. 5:
To approve the adoption of the amended and restated certificate of incorporation (which will include the creation of the new class of Class B common stock of New Charter or Charter, as applicable) that will either be the amended and restated certificate of incorporation of New Charter if the TWC transactions are consummated or the amended and restated certificate of incorporation of Charter if the TWC transactions are not consummated but the transactions with A/N are consummated;

This proposal was approved by the votes indicated below:

	Votes “FOR”	101,079,175
	Votes “AGAINST”	10,234
	Votes “ABSTAIN”	712,470
	Votes “FOR” excluding shares	72,240,457
	held by Liberty and its affiliates

Proposal No. 6:
To approve separately a feature of the amended and restated certificate of incorporation of New Charter or Charter, as applicable, that will provide that the special approval requirements for certain business combination transactions contained in Article Eighth of Charter’s existing certificate of incorporation will only be effective upon the termination of the contribution agreement with A/N and will not apply to any transaction agreed or consummated prior to such time;

This proposal was approved by the votes indicated below:

	Votes “FOR”	101,079,229
	Votes “AGAINST”	10,090
	Votes “ABSTAIN”	712,560
	Votes “FOR” excluding shares	72,240,511
	held by Liberty and its affiliates

Proposal No. 7:
To approve separately a feature of the amended and restated certificate of incorporation of New Charter or Charter, as applicable, that will set forth the size and composition requirements for the board of directors that are required by the stockholders agreement with Liberty Broadband and A/N;

This proposal was approved by the votes indicated below:

	Votes “FOR”	101,069,342
	Votes “AGAINST”	20,036
	Votes “ABSTAIN”	712,501
	Votes “FOR” excluding shares	72,230,624
	held by Liberty and its affiliates

Proposal No. 8:
To approve separately a feature of the amended and restated certificate of incorporation of New Charter or Charter, as applicable, that will specify standards for decisions by the board of directors that are required by the stockholders agreement with Liberty Broadband and A/N;

This proposal was approved by the votes indicated below:

	Votes “FOR”	101,077,719
	Votes “AGAINST”	11,693
	Votes “ABSTAIN”	712,467
	Votes “FOR” excluding shares	72,239,001
	held by Liberty and its affiliates

Proposal No. 9:
To approve separately a feature of the amended and restated certificate of incorporation of New Charter or Charter, as applicable, that will provide for certain voting restrictions on Liberty Broadband and A/N as required by the stockholders agreement with Liberty Broadband and A/N; and

This proposal was approved by the votes indicated below:

	Votes “FOR”	101,077,985
	Votes “AGAINST”	11,393
	Votes “ABSTAIN”	712,501
	Votes “FOR” excluding shares	72,239,267
	held by Liberty and its affiliates

Proposal No. 10:	To approve, on an advisory (non-binding) basis, certain specified compensation that will or may be paid by Charter to its named executive officers in connection with the transactions.

This proposal was approved by the votes indicated below:

	Votes “FOR”	100,378,519
	Votes “AGAINST”	702,351
	Votes “ABSTAIN”	712,009

No other matters were considered and voted on by the stockholders at the special meeting.

Important Information For Investors And Shareholders

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction between Time Warner Cable Inc. (“Time Warner Cable” or “TWC”) and Charter Communications, Inc. (“Charter”), Charter’s subsidiary, CCH I, LLC (“New Charter”), filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a joint proxy statement of Charter and Time Warner Cable that also constitutes a prospectus of New Charter (the “Joint Proxy Statement/Prospectus”). The registration statement was declared effective by the SEC on August 20, 2015, and Charter and Time Warner Cable commenced mailing the definitive Joint Proxy Statement/Prospectus to their respective stockholders on or about August 20, 2015. This Current Report is not a substitute for the Joint Proxy Statement/Prospectus or registration statement or for any other document that Charter or Time Warner Cable may file with the SEC or send to Charter’s and/or Time Warner Cable’s stockholders in connection with the proposed transactions. On September 21, 2015, Charter's and Time Warner Cable's respective stockholders each approved the merger agreement at their respective special meetings. INVESTORS AND SECURITY HOLDERS OF CHARTER AND TIME WARNER CABLE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the registration statement and the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by Charter, New Charter or Time Warner Cable through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Charter or New Charter are or will be available free of charge on Charter’s website at http://charter.com, in the “Investor and News Center” near the bottom of the page, or by contacting Charter’s Investor Relations Department at 203-905-7955. Copies of the documents filed with the SEC by Time Warner Cable are or will be available free of charge on Time Warner Cable’s website at http://ir.timewarnercable.com or by contacting Time Warner Cable’s Investor Relations Department at 877-446-3689.

Charter and Time Warner Cable and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Charter is set forth in the definitive Joint Proxy Statement/Prospectus and in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 24, 2015, and its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on March 18, 2015. Information about the directors and executive officers of Time Warner Cable is set forth in the definitive Joint Proxy Statement/Prospectus and its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 13, 2015, as amended April 27, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on May 18, 2015 and its Current Reports on Form 8-K, which were filed with the SEC on June 1, 2015 and August 6, 2015. These documents can be obtained free of charge from the sources indicated above.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial.  Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations.  Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in our filings with the SEC.  Many of the forward-looking statements contained in this Current Report may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others.  Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Current Report are set forth in our Annual Report on Form 10-K and other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

Risks Related to the Time Warner Cable Transaction and the Bright House Networks, LLC ("Bright House") Transaction (together, the “Transactions”)

•	delays in the completion of the Transactions;

•	the risk that a condition to completion of the Transactions may not be satisfied;

•	the risk that a regulatory or other approval that may be required for the Transactions is delayed, is not obtained or is obtained subject to conditions that are not anticipated;

•	New Charter’s ability to achieve the synergies and value creation contemplated by the Time Warner Cable Transaction and/or the Bright House Transaction;

•	New Charter’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations;

•	managing a significantly larger company than before the completion of the Transactions;

•	diversion of management time on issues related to the Transactions;

•	changes in Charter’s, Time Warner Cable’s or Bright House’s businesses, future cash requirements, capital requirements, results of operations, revenues, financial condition and/or cash flows;

•	disruption in the existing business relationships of Charter, Time Warner Cable and Bright House as a result of the Time Warner Cable Transaction and/or the Bright House Transaction;

•	the increase in indebtedness as a result of the Transactions, which will increase interest expense and may decrease Charter’s operating flexibility;

•
changes in transaction costs, the amount of fees paid to financial advisors, potential termination fees and the potential payments to Time Warner Cable’s and Bright House’s executive officers in connection with the Transactions;

•	operating costs and business disruption that may be greater than expected;

•	the ability to retain and hire key personnel and maintain relationships with providers or other business partners pending completion of the Transactions; and

•	the impact of competition.

Risks Related to Our Business

•
our ability to sustain and grow revenues and cash flow from operations by offering video, Internet, voice, advertising and other services to residential and commercial customers, to adequately meet the customer experience demands in our markets and to maintain and grow our customer base, particularly in the face of increasingly aggressive competition, the need for innovation and the related capital expenditures;

•
the impact of competition from other market participants, including but not limited to incumbent telephone companies, direct broadcast satellite operators, wireless broadband and telephone providers, digital subscriber line (“DSL”) providers, video provided over the Internet and providers of advertising over the Internet;

•	general business conditions, economic uncertainty or downturn, high unemployment levels and the level of activity in the housing sector;

•	our ability to obtain programming at reasonable prices or to raise prices to offset, in whole or in part, the effects of higher programming costs (including retransmission consents);

•	the development and deployment of new products and technologies including our cloud-based user interface, Spectrum Guide®, and downloadable security for set-top boxes;

•	the effects of governmental regulation on our business or potential business combination transactions;

•
the availability and access, in general, of funds to meet our debt obligations prior to or when they become due and to fund our operations and necessary capital expenditures, either through (i) cash on hand, (ii) free cash flow, or (iii) access to the capital or credit markets; and

•
our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Patricia A. Baldes
Patricia A. Baldes
Date: September 24, 2015		Vice President - Financial Reporting